                                                                Exhibit 10.12(n)

                                                                       EXECUTION

                             PLANVISTA CORPORATION
                           PLANVISTA SOLUTIONS, INC.

                       PROMISSORY NOTE DUE JULY 1, 2003

$184,872.00                                                       April 12, 2002
                                                                  Tampa, Florida

          FOR VALUE RECEIVED, PLANVISTA CORPORATION, a Delaware corporation (f/k/a HealthPlan Services Corporation) ("PVC") and PLANVISTA SOLUTIONS, INC., a
                                          ---
New York corporation (f/k/a National Preferred Provider Network, Inc.) ("PVSI")
                                                                         ----
(PVC and PVSI being collectively referred to herein as the "Makers" and
                                                            ------
sometimes individually as a "Maker"), unconditionally, jointly and severally
                             -----
promise to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), as agent for the Lenders (together with their permitted successors and assigns, the "Existing Lenders") listed in Schedule 1 annexed
                             ----------------             ----------
hereto (in such capacity, "Agent Payee"), in the manner and at the place
                           -----------
hereinafter provided, the principal amount of ONE HUNDRED EIGHTY-FOUR THOUSAND EIGHT HUNDRED SEVENTY-TWO DOLLARS AND NO CENTS ($184,872.00), representing a portion of accrued and unpaid interest with respect to the Existing Loans under the Existing Agreement, in the manner and at the times set forth below. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement referenced below.

          Makers jointly and severally agree to pay the principal amount of this
Note in twelve (12) equal consecutive monthly installments of $15,406.00 on the last Business Day of each calendar month, commencing July 31, 2002. This Note shall mature, and all unpaid principal, interest and any other amounts outstanding hereunder shall be due and payable on the earliest of (a) July 1, 2003 and (b) the acceleration of or payment in full of the outstanding "Obligations" under and as defined in the Credit Agreement (such earliest date, the "Maturity Date").
     -------------

          Makers also, jointly and severally, promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the Prime Rate plus one percent (1%) per annum. Interest on this Note shall be
           ----
payable in arrears upon any prepayment of this Note (to the extent accrued on the amount being prepaid) and at maturity. All computations of interest shall be made by Agent Payee on the basis of a 360-day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

          1.   Payments. All payments of principal and interest in respect of
               --------
this Note shall be made in lawful money of the United States of America in same day funds at the office of Agent Payee located at 301 South College Street DC-10, Charlotte, North Carolina 28207-0735,
or at such other place as Agent Payee may direct, for prompt distribution by Agent Payee to each Existing Lender of such Existing Lenders' pro rata share of such payment set forth opposite the name of such Existing Lender in Schedule 1
                                                                    ----------
annexed hereto. Whenever any payment on this Note is stated to be due on a day that is not a Business Day, such payment shall instead be made on the next Business Day, and such extension of time shall be included in the computation of interest payable on this Note. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited. Each of Agent Payee and any subsequent holder of this Note for the benefit of the Existing Lenders agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of
                      --------
any payment made on this Note shall not limit or otherwise affect the obligation of Makers hereunder with respect to payments of principal or interest on this Note. Section 4.5 of the Credit Agreement as in effect on the date hereof is hereby incorporated herein by reference, mutatis mutandis, and by accepting the benefits hereof, each Existing Lender hereby agrees to the terms of such section and the other provisions of this Note.

          2.   Prepayments. Maker shall have the right at any time and from time
               -----------
to time to prepay the principal of this Note in whole or in part, without premium or penalty. Any prepayment hereunder shall be accompanied by interest on the principal amount of the Note being prepaid to the date of prepayment.

          3.   Reference Agreements. This Note is issued with reference to that
               --------------------
certain Third Amended and Restated Credit Agreement of even date herewith by and among Makers, the financial institutions listed therein as Lenders (the "Lenders"), and Wachovia Bank, National Association (f/k/a First Union National
 -------
Bank), as Administrative Agent (the "Administrative Agent") (said Third Amended
                                     --------------------
and Restated Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"). The Obligations (as
                                       ----------------
defined below) under this Note are guarantied by the Subsidiary Guaranty Agreement and secured pursuant to, among other things, the provisions of the Security and Pledge Agreement, each as executed in connection with the Credit Agreement. For purposes of this Note, "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the commencement of any bankruptcy or similar proceeding) the loan hereunder and (b) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by each Maker to Agent Payee and any Existing Lender, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, in each case under or in respect of this Note, the Subsidiary Guaranty Agreement or the Security and Pledge Agreement.

          4.   Representations and Warranties. Each Maker hereby represents and
               ------------------------------
warrants to Agent Payee and each Existing Lender that:

          (a) it is a duly organized, validly existing corporation, partnership or limited liability company organized under the laws of the state of its organization and is in good standing or active status, as applicable, under the laws of such state, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified (or otherwise licensed) and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect;

          (b) it has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Note in accordance with its terms;

          (c) this Note has been duly executed and delivered by the duly authorized officers of such Maker, and constitutes the legal, valid and binding obligation of each such Maker enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, the enforcement of creditors' rights in general and the availability of equitable remedies;

          (d) the execution, delivery and performance by such Maker of this Note, in accordance with its terms, the borrowings hereunder and the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval not previously obtained and disclosed in writing to Agent Payee or violate any Applicable Law relating to Makers, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, by-laws or other organizational documents of such Maker or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under this Note, or (iv) require any approval of stockholders or similar equity holders or any approval or consent of any Person under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to Agent Payee.

          5.   Events of Default. The occurrence of any of the following events
               -----------------
shall constitute an "Event of Default":
                     ----------------

          (a) failure of Maker to pay any principal, interest or other amount due under this Note when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise; or

          (b) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Maker, any Subsidiary Guarantor or any of their respective subsidiaries in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Maker, any Subsidiary Guarantor or any of their respective subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Maker, any Subsidiary Guarantor or any of their respective subsidiaries or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of any Maker, any Subsidiary Guarantor or any of their respective subsidiaries for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Maker, any Subsidiary Guarantor or any of their respective subsidiaries, and, in the case of any event described in this clause (ii), such event shall have continued for 30 days unless dismissed, bonded or discharged; or

          (c) an order for relief shall be entered with respect to any Maker, any Subsidiary Guarantor or any of their respective subsidiaries or any Maker, any Subsidiary Guarantor or any of their respective subsidiaries shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Maker, any Subsidiary Guarantor or any of their respective subsidiaries shall make an assignment for the benefit of creditors; or any Maker, any Subsidiary Guarantor or any of their respective subsidiaries shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due; or

          (d) any Maker or any Subsidiary Guarantor shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or the Subsidiary Guaranty Agreement or any endorsement of this Note or any other obligation to Agent Payee or the Existing Lenders; or

          (e) the Subsidiary Guaranty Agreement or the Security and Pledge Agreement or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or Agent Payee, for the benefit of Existing Lenders, shall not have or shall cease to have a valid and perfected first priority security interest in the collateral described in the Security and Pledge Agreement; or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiary Guaranty Agreement; or any Subsidiary Guarantor shall default (beyond any applicable grace period) in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiary Guaranty Agreement; or

          (f) the occurrence of any "Event of Default" under and as defined in the Credit Agreement.

          6.   Remedies. Upon the occurrence of any Event of Default specified
               --------
in Section 5(b) or 5(c) above, the principal amount of this Note together with
   ------------    ----
accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Makers). Upon the occurrence and during the continuance of any other Event of Default Agent Payee may, or at the direction of Required Existing Lenders (as defined below) shall, by written notice to Makers, declare the principal amount of this Note together with accrued interest thereon to be due and payable, and the principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by Makers). In either case Agent Payee and Existing Lenders may, in addition to exercising any other rights and remedies it may have, exercise those rights of set off provided for in Section 7(e). For
                                                           ------------
purposes of this Note, "Required Existing Lenders" means, at any date, the Existing Lenders having or holding at least 66-2/3% of the sum of the outstanding principal balance of this Note as set forth on Schedule 1 annexed hereto.

          7.   Miscellaneous.
               -------------

          (a)  Notices. All notices and communications hereunder shall be in
               -------
     writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. Notices to any party shall be sent as follows:

     If to Makers:       PlanVista Corporation
                         PlanVista Solutions, Inc.
                         4010 Boy Scout Blvd., Suite 200
                         Tampa, Florida 33607
                         Attention: Phillip S. Dingle, Chairman, Chief Executive
                           Officer
                         Telephone No.: 813/353-2300
                         Telecopy No.:  813/353-2321

     With a copy to:     Fowler White Boggs Banker P.A.
                         501 East Kennedy Blvd.
                         Tampa, Florida 33601
                         Attention: David C. Shobe, Esquire
                         Telephone No.: 813/228-7411
                         Telecopy No.:  813/229-9401

     If to Agent Payee:  Wachovia Bank, National Association
                         One Wachovia Center, TW-10
                         301 South College Street
                         Charlotte, North Carolina 28288-0608
                         Attention: Syndication Agency Services
                         Telephone No.: 704/374-2698
                         Telecopy No.:  704/383-0288

     With a copy to:     Wachovia Bank, National Association
                         One Wachovia Center, DC-10
                         301 South College Street
                         Charlotte, North Carolina 28207-0748
                         Attention: Matthew Berk
                         Telephone No.: 704/383-0748
                         Telecopy No.:  704/383-6249

                         O'Melveny & Myers LLP
                         153 East 53rd Street
                         New York, New York 10022-4611
                         Attention: Adam Harris, Esquire
                         Telephone No.: 212/326-2182
                         Telecopy No.:  212/326-2061

          (b)  Expenses. Makers agree to promptly pay all reasonable out-of-
               --------
     pocket expenses of Agent Payee and Existing Lenders actually incurred in connection with the administration and enforcement of any rights and remedies of Agent Payee and Existing Lenders under this Note or in connection with any refinancing or restructuring of the credit arrangements provided under this Note in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings, in each case including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of Agent Payee or any Existing Lender hereunder or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons.

          (c)  Indemnity. Each Maker, jointly and severally, agrees to defend,
               ---------
     indemnify and hold harmless Agent Payee and each Existing Lender and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not any such Person shall be designated as a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Note or the transactions contemplated hereby or thereby, the loans or the use of the proceeds thereof, any claim under Environmental Laws or any Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any Maker or any of its Subsidiaries, in each case including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     (d)  Stamp and Other Taxes. Makers will pay any and all stamp,
          ---------------------
registration, recordation and similar taxes, fees or charges and shall indemnify Agent Payee and each Existing Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Note or the perfection of any rights thereunder.

     (e)  Set-off. In addition to any rights now or hereafter granted under
          -------
Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, each of Agent Payee and each Existing Lender is hereby authorized by Makers at any time or from time to time, without prior notice to the Makers or to any other Person, any such prior notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured excluding government securities required by Applicable Law to be held as security for worker's compensation and similar) and any other indebtedness at any time held or owing by Makers, or any such assignee or participant to or for the credit or the account of Makers against and on account of the Obligations irrespective of whether or not (a) Agent Payee or any Existing Lender shall have made any demand under this Note or any of the other Loan Documents or (b) Agent Payee or any Existing Lender shall have declared any or all of the Obligations to be due and payable as permitted by
Section 6 and although such Obligations shall be contingent or unmatured.
---------

     (f)  Governing Law. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED
          -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     (g)  Consent to Jurisdiction. EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE
          -----------------------
PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA, IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY AGENT PAYEE OR ANY EXISTING LENDER IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN SECTION 6(A). EACH MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY

OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT REFERRED TO ABOVE IN THIS SECTION 7(G). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. NOTHING IN THIS SECTION 7(G) SHALL AFFECT THE RIGHT OF AGENT PAYEE OR ANY EXISTING LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR AFFECT THE RIGHT OF AGENT PAYEE OR ANY EXISTING LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY MAKER OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

     (h)  Jury Trial. TO THE EXTENT PERMITTED BY LAW, AGENT PAYEE, EACH MAKER
          ----------
AND, BY ACCEPTING THE BENEFITS HEREOF, EACH EXISTING LENDER, HEREBY IRREVOCABLY WAIVE, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing of any and all Disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Note, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Note may be filed as a written consent to a trial by the court.

     (i)  Binding Arbitration. Upon demand of any party, whether made before or
          -------------------
after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note ("Disputes"), between or
                                                          --------
among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from this Note executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Note. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American
                                           -----------------
Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims
                  -- ---
of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

     (j)  Preservation of Certain Remedies. Notwithstanding the preceding
          --------------------------------
binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Note or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     (k)  Marshalling; Reversal of Payments. Agent Payee and Existing Lenders
          ---------------------------------
shall be under no obligation to marshal any assets in favor of any Maker or any other party or against or in payment of any or all of the Obligations. To the extent any Maker makes a payment or payments to Agent Payee or any Existing Lender or Agent Payee or any Existing Lender receives any payment or proceeds of the Collateral for any Maker's benefit which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by Agent Payee.

     (l)  Injunctive Relief; Punitive Damages. Each Maker recognizes that, in
          -----------------------------------
the event any Maker fails to perform, observe or discharge any of its respective obligations or liabilities under this Note, any remedy of law may prove to be inadequate relief to Agent Payee. Therefore, each Maker agrees that Agent Payee, at Agent Payee's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Each Maker hereby waives any right or claim to punitive or exemplary damages that it may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially. Each Maker shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and each Maker hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

     (m)  Certain Pledges or Assignments. This Note shall be binding upon and
          ------------------------------
inure to the benefit of each Maker, the Agent Payee and the Existing Lenders, all future holders of this Note, and their respective successors and assigns, except that each Maker shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Existing Lender. Each Existing Lender may, with the consent of the Agent Payee, which consent shall not be unreasonably withheld, assign to on or more Eligible Assignees all or an undivided portion of its interests, rights and obligations under this Agreement. Nothing herein shall prohibit Agent Payee or any Existing Lender from pledging or assigning this Note or its interest hereunder to any Federal Reserve Bank in accordance with Applicable Law.

     (n)  Amendments, Waivers and Consents; Extensions, Renewals of Time. Any
          --------------------------------------------------------------
term, covenant, agreement or condition of this Note may be amended or waived by Agent Payee, and any consent given by Agent Payee , if, but only if, such amendment, waiver or consent is in writing signed by Agent Payee and, in the case of an amendment, signed by Makers. Makers and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     (o)  Performance of Duties. The Credit Parties' obligations under this Note
          ---------------------
shall be performed by the Credit Parties at their sole cost and expense.

     (p)  All Powers Coupled with Interest. All powers of attorney and other
          --------------------------------
authorizations granted to Agent Payee and any Persons designated by Agent Payee pursuant to any provisions of this Note shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or this Note has not been terminated.

     (q)  Survival Agreements. Notwithstanding anything in this Note or implied
          -------------------
by law to the contrary, (a) the agreements of Makers set forth in Section 7(b)
                                                                  -----------
and 7(d), (b) any other indemnities of Makers to which Agent Payee is entitled
    ---
under this Note, shall survive the payment of the Obligations and the termination of this Note.

     (r)  Construction of Agreement. Each of the parties hereto acknowledges
          -------------------------
that it has been represented by counsel in the negotiation and documentation of the terms of this Note, that it has had full and fair opportunity to review and revise the terms of this Note, and that this Note has been drafted jointly by all of the parties hereto. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Note shall not be construed against or in favor of another party.

     (s)  Titles and Captions. Titles and captions of Articles, Sections and
          -------------------
subsections in this Note are for convenience only, and neither limit nor amplify the provisions of this Note.

     (t)  Severability of Provisions. Any provision of this Note which is
          --------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (u)  Counterparts. This Note and any amendments, waivers, consents, or
          ------------
supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     (v)  Term of Note. This Note shall remain in effect from the date hereof
          ------------
through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full.

          IN WITNESS WHEREOF, Makers have caused this Note to be executed and delivered by their respective officers thereunto duly authorized as of the date and at the place first written above.

                                  PLANVISTA CORPORATION (f/k/a
     [CORPORATE SEAL]             HEALTHPLAN SERVICES
                                  CORPORATION)

                                  By: /s/ Donald W. Schmeling
                                      ---------------------------------
                                  Name:   Donald W. Schmeling
                                  Title:  Chief Financial Officer


                                  PLANVISTA SOLUTIONS, INC.
     [CORPORATE SEAL]             (f/k/a NATIONAL PREFERRED
                                  PROVIDER NETWORK, INC.)

                                  By: /s/ Donald W. Schmeling
                                      ---------------------------------
                                  Name:   Donald W. Schmeling
                                  Title:  Chief Financial Officer

[AS REQUIRED BY APPLICABLE LAW, THE COMPANY WILL FURNISH SUPPLEMENTALLY ANY OMITTED EXHIBIT OR SCHEDULE UPON REQUEST]

          IN WITNESS WHEREOF, Makers have caused this Note to be executed and delivered by their respective officers thereunto duly authorized as of the date and at the place first written above.

                                  PLANVISTA CORPORATION (f/k/a
     [CORPORATE SEAL]             HEALTHPLAN SERVICES
                                  CORPORATION)

                                  By: /s/ Donald W. Schmeling
                                      ---------------------------------
                                  Name:   Donald W. Schmeling
                                  Title:  Chief Financial Officer


                                  PLANVISTA SOLUTIONS, INC.
     [CORPORATE SEAL]             (f/k/a NATIONAL PREFERRED
                                  PROVIDER NETWORK, INC.)

                                  By: /s/ Donald W. Schmeling
                                      ---------------------------------
                                  Name:   Donald W. Schmeling
                                  Title:  Chief Financial Officer

[AS REQUIRED BY APPLICABLE LAW, THE COMPANY WILL FURNISH SUPPLEMENTALLY ANY OMITTED EXHIBIT OR SCHEDULE UPON REQUEST]